NATURE OF OPERATIONS	6 Months Ended
Jun. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS	NATURE OF OPERATIONS
Dole plc is engaged in the worldwide sourcing, processing, distributing and marketing of high-quality fresh fruit and vegetables. Dole is a premier global leader in fresh produce, and the Company’s most significant products hold leading positions in their respective categories and territories. Dole is one of the largest producers of fresh bananas and pineapples, one of the largest global exporters of grapes and has a strong presence in growing categories such as berries, avocados and organic produce.
Dole conducts operations throughout North America, Latin America, Europe, Asia, the Middle East and Africa (primarily in South Africa). As a result of its global operating and financing activities, Dole is exposed to certain risks, including fluctuations in commodity and fuel costs, interest rates and foreign currency exchange rates, as well as other environmental and business risks in sourcing and selling locations.
Dole offers over 300 products that are grown and sourced, both locally and globally, from over 30 countries in various regions worldwide. These products are distributed and marketed in over 75 countries across retail, wholesale and food service channels. The Company operates through a number of business-to-business and business-to-consumer brands, the most notable being the Dole brand (“DOLE brand”).
On January 30, 2023, certain of Dole’s wholly owned subsidiaries entered into a Stock Purchase Agreement (the “Agreement”) with Fresh Express Acquisition LLC (“Fresh Express”), a wholly owned subsidiary of Chiquita Holdings Limited, pursuant to which Fresh Express has agreed to acquire Dole’s fresh vegetables division (“Fresh Vegetables division” or “Fresh Vegetables”) for approximately $293.0 million in cash, subject to certain adjustments set forth in the Agreement (the “Vegetables Transaction”). The Vegetables Transaction is expected to close after regulatory approvals are obtained, subject to the satisfaction or waiver of customary closing conditions.
As a result of the agreement to sell the Fresh Vegetables division, its results are reported separately as discontinued operations, net of income taxes, in our condensed consolidated statements of operations for all periods presented and its assets and liabilities are separately presented in our condensed consolidated balance sheets as assets and liabilities held for sale. See Note 4 “Acquisitions and Divestitures” for further detail of the Vegetables Transaction and discontinued operations.